00168073

CAT P2 06/16

SUPPLEMENT DATED JUNE 1, 2016

TO THE PROSPECTUS DATED NOVEMBER 1, 2015

 OF

Franklin California Tax-Free Trust

(Franklin California Insured Tax-Free Income Fund)

The Board of Trustees of Franklin California Tax-Free Trust recently approved a proposal to reorganize the Franklin California Insured Tax-Free Income Fund (the “Fund”) with and into the Franklin California Tax-Free Income Fund.

It is anticipated that in the third quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization.  If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about October 28, 2016.

Please keep this supplement with your prospectus for future reference.

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